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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                               NOVEMBER 9, 2001
                               (DATE OF REPORT)



                                UGI CORPORATION
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       PENNSYLVANIA                  1-11071             23-2668356
(STATE OR OTHER JURISDICTION      (COMMISSION        (I.R.S. EMPLOYER
    OF INCORPORATION)             FILE NUMBER)       IDENTIFICATION NO.)



                             460 N. GULPH ROAD
                    KING OF PRUSSIA, PENNSYLVANIA 19406
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                             (610) 337-1000
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.     OTHER EVENTS

     On Tuesday, November 20, 2001, UGI Corporation will report earnings for the fourth quarter and fiscal year ended September 30, 2001. Lon R.Greenberg, Chairman, will conduct a live teleconference on the Internet at http://www.shareholder.com/ugi/medialist.cfm to discuss the Company's earnings and current activities. The live webcast of the teleconference will begin at 4:00 PM eastern standard time. The webcast will be archived through December 7, 2001.

     In addition, a telephonic replay of the teleconference will be available until midnight eastern standard time on Thursday, November 22, 2001 and can be accessed by dialing 1-888-203-1112, Passcode 707724. International replay access is 719-457-0820, Passcode 707724.



                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UGI CORPORATION
                              (REGISTRANT)



                              By: /s/ Robert W. Krick
                                  -------------------
                                      Treasurer

Date: November 9, 2001